UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2008

ML SYSTEMATIC MOMENTUM FUTURESACCESS LLC
(Exact name of each Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-52505 (Commission File Number)	30-0408280 (IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC Hopewell Building No. 2 1200 Merrill Lynch Drive - First Floor Pennington, New Jersey 08534 (Address of principal executive offices) (Zip Code)
(800) 765-0995
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Merrill Lynch Alternative Investments LLC (“MLAI”) is the manager (the “Manager”) of ML Systematic Momentum FuturesAccess LLC (the “registrant”).

(b)           On March 14, 2008 Robert D. Ollwerther gave verbal notice to the Manager regarding his resignation as the Chief Executive Officer and President of the Manager and resignation as a member of the Manager’s Board of Managers.  As of the date hereof, there is not a definitive effective date regarding the resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML SYSTEMATIC MOMENTUM FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC Its: Manager

By: /s/ Frank J. Gecsedi
Name: Frank J. Gecsedi Title: Chief Compliance Officer

Date:  March 19, 2008